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                                                       EXHIBIT 10.24

                                       [LOGO]
                              VOLUME SERVICES AMERICA


March 29, 1999


Steve Sather
Rubio's Restaurant's, Inc.
1902 Wright Place, Suite 300
Carlsbad, Ca.  92008-6528


Dear Steve,

This letter will confirm our mutual agreement that Volume Services America will begin paying *** beginning *** as outlined in section 1. e in our 1992 contract. Section 3 a. shall be elinated, however we hope to secure a longer term pending your commitment with the *** and or *** .

Congratulations on Rubio's pending I.P.O., and we look forward to another *** of partnership with your company.

Sincerely,

/s/  Ken Wilson

General Manager


cc:  Carmen Torzon

     Dan Guest

     File


                             SAN DIEGO QUALCOMM STADIUM
                             --------------------------

           9449 Friars Road - P.O. Box 600750 - San Diego, CA 92160-0750
                 Telephone:  619-641-6000 - Facsimile:  619-641-6099


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.